Exhibit 31(b)
NEWSTAR FINANCIAL, INC.
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, John Kirby Bray, certify that:

(1)	I have reviewed this quarterly report on Form 10-Q/A of NewStar Financial, Inc.; and

(2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 14, 2015	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer